UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2006

RCN Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

196 Van Buren Street
Herndon, VA 20170
(Address of principal executive offices, including zip code)

(703) 434-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 6, 2006, RCN Corporation (“RCN”) held its Annual Meeting of Stockholders for the following purposes:

1.	To consider and vote upon the election of seven (7) directors to hold office until the 2007 Annual Meeting and/or until their respective successors have been duly elected and qualified;
2.	To approve an amendment to the 2005 Stock Compensation Plan to increase the number of shares of RCN common stock available for awards thereunder by 200,000 shares; and
3.	To ratify the appointment of Friedman LLP as independent registered public accountants of RCN for the fiscal year ending December 31, 2006.

All of the proposals were approved by RCN’s stockholders. A copy of the RCN Corporation 2005 Stock Compensation Plan (as amended) is attached as Annex A to RCN’s Definitive Proxy Statement for the 2006 Annual Meeting of Stockholders, which RCN filed with the Securities and Exchange Commission on April 28, 2006.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Michael T. Sicoli
Name:	Michael T. Sicoli
Title:	Executive Vice President and Chief Financial Officer

Date: June 9, 2006